Exhibit 99.1

Marchex Reports Fourth Quarter and Full Year 2004 Financial Results

SEATTLE, WA – February 3, 2005 — Marchex, Inc. (NASDAQ: MCHX), a provider of technology-based merchant services that facilitate and drive growth in online transactions, today announced its results for the fourth quarter 2004 and for full year ended December 31, 2004.

•	Revenue was $15.1 million for the fourth quarter of 2004, a 103% increase compared to $7.5 million for the same period of 2003.

•	Adjusted operating income before amortization was $2.4 million for the fourth quarter of 2004, which is after the reduction of $179,000 of depreciation charges. Adjusted operating income before amortization increased 234% compared to $731,000 for the same period of 2003, which is after the reduction of $116,000 of depreciation charges. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income/loss and GAAP net income/loss is attached to the financial tables included in this release.

•	GAAP net income applicable to common stockholders was $607,000 for the fourth quarter of 2004, or $0.02 per share, compared to a GAAP net loss of $1.1 million for the same period of 2003, or $0.09 per share.

Full year 2004 results:

•	Revenue for the year ended December 31, 2004 was $43.8 million; for the combined period of January 1, 2003 to February 28, 2003 and January 17, 2003 (inception) to December 31, 2003 (the Combined 2003 Period), revenue was $23.0 million.

•	Adjusted operating income before amortization was $5.5 million for 2004, which is after the reduction of $623,000 of depreciation charges; for the Combined 2003 Period, adjusted operating income before amortization was $2.7 million, which is after the reduction of $322,000 of depreciation charges. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income/loss and GAAP net income/loss is attached to the financial tables included in this release.

•	GAAP net loss applicable to common stockholders was $1.2 million for 2004, or $0.05 per share; for the Combined 2003 Period, GAAP net loss applicable to common stockholders was $3.2 million, or $0.24 per share.

“Marchex made significant progress throughout 2004”, said Russell C. Horowitz, Chairman and Chief Executive Officer. “In addition to delivering strong financial results, Marchex continued to build on its foundation for the future by accomplishing several important objectives during the course of 2004.”

2004 company milestones included the following:

•

Developed Comprehensive Search Marketing Services and Distribution Platform. Marchex has developed a search marketing services platform that includes pay-per-click, feed management, advertising campaign management and search engine optimization services. This technology platform allows an online merchant to sell their products or services through multiple online search channels, including search and directory, product shopping and direct navigation.

•	Established a Position in Local Search Monetization. Marchex believes that it is among the leaders in enabling the monetization of local search through outsourcing its search marketing services platform to large aggregators of local merchants, including yellow page companies and others.

•	Established a Position in Direct Navigation. Upon the anticipated completion of the Name Development Ltd. asset acquisition, Marchex believes that it will be among the leaders in the direct navigation market with an established primary source of organic online user traffic of more than 17 million unique monthly visitors as of November 2004. The addition of Name Development’s assets will create opportunities for Marchex’s merchant advertisers to acquire more customers on a targeted basis.

•	Completed Initial Public Offering. Marchex reached an important milestone by successfully completing its initial public offering in April 2004.

Strategic Alliance

Marchex also announced that in connection with the closing of the Name Development asset acquisition and in furtherance of its overall strategic alliance with Overture Services, Inc. (“Overture”), Marchex intends to enter into (i) a new master agreement with Overture with respect to Marchex’s direct navigation business, and (ii) a license agreement with Overture with respect to certain of Overture’s patents, including but not limited to U.S. Patent No. 6,269,361, pursuant to which Marchex will pay $4,500,000 in an upfront payment (and an additional $674,000 in certain circumstances) and a royalty based on certain percentages of certain of Marchex’s gross revenues payable on a quarterly basis through December 2016, which royalty amount is currently estimated to be between $1,000,000 and $3,000,000 in the aggregate for 2005.

“As Marchex continues to grow, we look forward to building on our relationships with various strategic partners,” Horowitz added. “We finished 2004 on a strong strategic and financial note and reflecting this, we look forward to sharing additional specifics as well as our updated financial outlook in our upcoming conference call.”

Business Outlook and Conference Call

Marchex anticipates scheduling a conference call during the week of February 14, 2005 to discuss its fourth quarter 2004 and 2004 fiscal year end results, to provide updates on the anticipated closing of the proposed financing and the Name Development asset acquisition and to provide an overview of its 2005 business outlook.

About Marchex, Inc.

Marchex (www.marchex.com) provides technology-based merchant services that facilitate and drive growth in online transactions, Marchex connects merchants with consumers who are searching for information, products and services on the Internet. The company’s platform of integrated performance-based advertising and search marketing services enables merchants to more efficiently market and sell their products and services across multiple online distribution channels, including search engines, product shopping engines, directories and selected Web properties.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. We disclaim any intention or obligation to update any forward-looking statements.

This press release refers to adjusted operating income before amortization (Adjusted OIBA) which together with operating income before amortization (OIBA) are considered non-GAAP financial measures. The presentation of this financial information is not intended to be considered in isolation, as a substitute for, or superior to, GAAP results. See Reconciliations of Adjusted OIBA and OIBA to GAAP Net Income/Loss (unaudited) included in the tables to this press release for further information regarding these non-GAAP financial measures.

For further information, contact:

Press:

Mark S. Peterson

VP of Public Relations

Marchex, Inc.

206-331-3344

mark@marchex.com

Investor Relations:

Trevor Caldwell

VP of Investor Relations & Strategic Initiatives

Marchex, Inc.

206-331-3316

tcaldwell@marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Quarter ended December 31, 2003	Quarter ended December 31, 2004
Revenue	$7,460,665	15,121,348

Expenses:
Service costs	4,486,049	9,307,052
Sales and marketing	868,133	1,217,047
Product development	447,300	655,109
General and administrative	927,966	1,497,612
Acquisition-related retention consideration	283,269	124,222
Stock-based compensation	537,634	169,117
Amortization of intangible assets acquired in business combinations	994,146	1,491,527

Total operating expenses	8,544,497	14,461,686

Income (loss) from operations	(1,083,832)	659,662

Other income (expense):
Interest income	40,557	101,546
Interest expense	—	(1,926)

Total other income	40,557	99,620

Income (loss) before provision for income taxes	(1,043,275)	759,282

Income tax expense (benefit)	(301,081)	151,957

Net income (loss)	(742,194)	607,325

Accretion to redemption value of redeemable convertible preferred stock	407,265	—

Net income (loss) applicable to common stockholders	$(1,149,459)	607,325

Basic net income (loss) per share applicable to common stockholders	$(0.09)	$0.02
Fully diluted net income (loss) per share applicable to common stockholders	$(0.09)	$0.02

Shares used to calculate basic net income (loss) per share applicable to common stockholders	13,416,544	25,397,658

Shares used to calculate fully diluted net income (loss) per share applicable to common stockholders	13,416,544	27,674,735

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Predecessor Period	Successor Period	Combined 2003 Periods	Successor Period
	Period from January 1 to February 28, 2003	Period from January 17 (inception) to December 31, 2003	Combined Period January 1 to December 31, 2003	Year Ended December 31, 2004
Revenue	$3,071,055	19,892,158	22,963,213	43,804,272

Expenses:
Service costs	1,732,813	11,292,070	13,024,883	27,449,938
Sales and marketing	365,043	2,460,683	2,825,726	4,414,043
Product development	144,479	1,291,422	1,435,901	2,291,430
General and administrative	234,667	2,743,919	2,978,586	4,111,544
Acquisition-related retention consideration	—	283,269	283,269	499,080
Facility relocation	—	—	—	199,960
Stock-based compensation	38,981	2,125,110	2,164,091	890,520
Amortization of intangible assets acquired in business combinations	—	3,023,408	3,023,408	4,965,503

Total operating expenses	2,515,983	23,219,881	25,735,864	44,822,018

Income (loss) from operations	555,072	(3,327,723)	(2,772,651)	(1,017,746)

Other income (expense):
Interest income	1,529	45,874	47,403	265,354
Interest expense	—	—	—	(5,654)
Adjustment to fair value of redemption obligation	—	25,500	25,500	55,250
Other	—	2,685	2,685	3,644

Total other income	1,529	74,059	75,588	318,594

Income (loss) before provision for income taxes	556,601	(3,253,664)	(2,697,063)	(699,152)

Income tax expense (benefit)	224,082	(1,084,312)	(860,230)	33,941

Net income (loss)	332,519	(2,169,352)	(1,836,833)	(733,093)

Accretion to redemption value of redeemable convertible preferred stock	—	1,318,885	1,318,885	420,430

Net income (loss) applicable to common stockholders	$332,519	(3,488,237)	(3,155,718)	(1,153,523)

Basic net loss per share applicable to common stockholders		$(0.26)		$(0.05)
Fully diluted net loss per share applicable to common stockholders		$(0.18)		$(0.05)

Shares used to calculate basic net loss per share applicable to common stockholders		13,259,747		22,087,503

Shares used to calculate fully diluted net loss per share applicable to common stockholders		19,011,093		22,087,503

(A) Presentation of Financial Reporting Periods

From January 17, 2003 (inception) through February 28, 2003, we were involved in business and product development, as well as financing and acquisition initiatives. During this period, we had no revenue. On February 28, 2003, we acquired Enhance Interactive. Accordingly, our activities in the period of January 17, 2003 (inception) through February 28, 2003 were different from the operating activities of Enhance Interactive. For purposes of our discussion, we have included the results of operations of the Predecessor, Enhance Interactive. The 2003 period presentation combines the results for the period of January 17, 2003 (inception) to December 31, 2003 and the results of Enhance Interactive for the period of January 1, 2003 to February 28, 2003 (Combined 2003 Periods). In the Combined 2003 Periods, we have included the overlapping operating activities of Enhance Interactive and our operating activities for the period of January 17, 2003 (inception) through February 28, 2003.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2003	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$6,019,119	24,933,066
Accounts receivable, net	1,627,730	4,773,646
Prepaid expenses and other current assets	433,109	1,415,673
Deferred tax assets	263,193	522,754

Total current assets	8,343,151	31,645,139

Property and equipment, net	994,793	1,508,446
Intangibles and other assets	409,878	1,067,896
Goodwill	17,252,999	32,375,966
Intangible assets acquired in business combinations	6,701,791	4,996,289

Total assets	$33,702,612	71,593,736

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$2,842,229	6,227,274
Accrued expenses and other current liabilities	1,284,492	1,170,039
Deferred revenue	848,958	1,947,617
Earn-out liability payable	3,525,995	6,237,578

Total current liabilities	8,501,674	15,582,508

Deferred tax liabilities	1,829,687	245,657
Other non-current liabilities	96,517	93,539

Total liabilities	10,427,878	15,921,704

Series A redeemable convertible preferred stock	21,440,402	—

Stockholders’ equity:
Class A common stock	122,500	122,500
Class B common stock	15,675	135,115
Additional paid-in capital	6,716,734	60,577,997
Deferred stock-based compensation	(1,532,340)	(521,820)
Accumulated deficit	(3,488,237)	(4,641,760)

Total stockholders’ equity	1,834,332	55,672,032

Total liabilities and stockholders’ equity	$33,702,612	71,593,736

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Adjusted Operating Income Before Amortization (Adjusted OIBA) and

Operating Income Before Amortization (OIBA) to GAAP Net Income (Loss)

(unaudited)

	Quarter ended December 31, 2003	Quarter ended December 31, 2004
Adjusted operating income before amortization (Adjusted OIBA)	$731,217	2,444,528

Acquisition-related retention consideration	(283,269)	(124,222)

Operating income before amortization (OIBA)	447,948	2,320,306

Stock-based compensation	(537,634)	(169,117)
Amortization of intangible assets acquired in business combinations	(994,146)	(1,491,527)

Income (loss) from operations	(1,083,832)	659,662

Other income (expense):
Interest income	40,557	101,546
Interest expense	—	(1,926)

Total other income	40,557	99,620

Income (loss) before provision for income taxes	(1,043,275)	759,282

Income tax expense (benefit)	(301,081)	151,957

Net income (loss)	(742,194)	607,325

Accretion to redemption value of redeemable convertible preferred stock	407,265	—

Net income (loss) applicable to common stockholders	$(1,149,459)	607,325

(A) Adjusted operating income before amortization (Adjusted OIBA) and operating income before amortization (OIBA)

We report operating income before amortization (OIBA) that is a supplemental measure to GAAP. OIBA represents income (loss) from operations before (1) stock-based compensation expense and (2) amortization of intangible assets acquired in business combinations. This measure, among other things, is one of the primary metrics by which we evaluate the performance of our business. Additionally, management uses Adjusted OIBA which excludes acquisition-related retention consideration, as we view this as part of the earn-out consideration from the Enhance Interactive transaction. Adjusted OIBA is the basis on which our internal budgets are based and by which management is currently evaluated. Management believes that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for or superior to GAAP results. We believe these measures are useful to investors because they represent our consolidated operating results, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the effects of certain other non-cash expenses. OIBA and Adjusted OIBA have certain limitations in that they do not take into account the impact to our statement of operations of certain expenses, including non-cash stock-based compensation associated with our employees and acquisition-related accounting. We endeavor to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Adjusted Operating Income Before Amortization (Adjusted OIBA) and

Operating Income Before Amortization (OIBA) to GAAP Net Income (Loss)

(unaudited)

	Predecessor Period	Successor Period	Combined 2003 Periods	Successor Period
	Period from January 1 to February 28, 2003	Period from January 17 (inception) to December 31, 2003	Combined Period January 1 to December 31, 2003	Year ended December 31, 2004
Adjusted operating income before amortization (Adjusted OIBA)	$594,053	2,104,064	2,698,117	5,537,317

Acquisition-related retention consideration	—	(283,269)	(283,269)	(499,080)
Facility relocation	—	—	—	(199,960)

Operating income before amortization (OIBA)	594,053	1,820,795	2,414,848	4,838,277

Stock-based compensation	(38,981)	(2,125,110)	(2,164,091)	(890,520)
Amortization of intangible assets acquired in business combinations	—	(3,023,408)	(3,023,408)	(4,965,503)

Income (loss) from operations	555,072	(3,327,723)	(2,772,651)	(1,017,746)

Other income (expense):
Interest income	1,529	45,874	47,403	265,354
Interest expense	—	—	—	(5,654)
Adjustment to fair value of redemption obligation	—	25,500	25,500	55,250
Other	—	2,685	2,685	3,644

Total other income	1,529	74,059	75,588	318,594

Income (loss) before provision for income taxes	556,601	(3,253,664)	(2,697,063)	(699,152)

Income tax expense (benefit)	224,082	(1,084,312)	(860,230)	33,941

Net income (loss)	332,519	(2,169,352)	(1,836,833)	(733,093)

Accretion to redemption value of redeemable convertible preferred stock	—	1,318,885	1,318,885	420,430

Net income (loss) applicable to common stockholders	$332,519	(3,488,237)	(3,155,718)	(1,153,523)

(A) Adjusted operating income before amortization (Adjusted OIBA) and operating income before amortization (OIBA)

We report operating income before amortization (OIBA) that is a supplemental measure to GAAP. OIBA represents income (loss) from operations before (1) stock-based compensation expense and (2) amortization of intangible assets acquired in business combinations. This measure, among other things, is one of the primary metrics by which we evaluate the performance of our business. Additionally, management uses Adjusted OIBA which excludes acquisition-related retention consideration, as we view this as part of the earn-out consideration from the Enhance Interactive transaction. Adjusted OIBA is the basis on which our internal budgets are based and by which management is currently evaluated. Management believes that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for or superior to GAAP results. We believe these measures are useful to investors because they represent our consolidated operating results, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the effects of certain other non-cash expenses. OIBA and Adjusted OIBA have certain limitations in that they do not take into account the impact to our statement of operations of certain expenses, including non-cash stock-based compensation associated with our employees and acquisition-related accounting. We endeavor to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

(B) Presentation of Financial Reporting Periods

From January 17, 2003 (inception) through February 28, 2003, we were involved in business and product development, as well as financing and acquisition initiatives. During this period, we had no revenue. On February 28, 2003, we acquired Enhance Interactive. Accordingly, our activities in the period of January 17, 2003 (inception) through February 28, 2003 were different from the operating activities of Enhance Interactive. For purposes of our discussion, we have included the results of operations of the Predecessor, Enhance Interactive. The 2003 period presentation combines the results for the period of January 17, 2003 (inception) to December 31, 2003 and the results of Enhance Interactive for the period of January 1, 2003 to February 28, 2003 (Combined 2003 Periods). In the Combined 2003 Periods, we have included the overlapping operating activities of Enhance Interactive and our operating activities for the period of January 17, 2003 (inception) through February 28, 2003.